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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: July 27, 2006

                            AGREE REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                MARYLAND
     (State of other jurisdiction of                    (Commission File Number)
     incorporation or organization)                              1-12928

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
       31850 Northwestern Highway                              38-3148187
       Farmington Hills, MI 48334                           (I.R.S. Employer
(Address of principal executive offices)                   identification No.)

       (Registrant's telephone number, including area code) (248) 737-4190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR
     230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2 (b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 26, 2005, the Audit Committee of the Board of Directors of Agree Realty
Corporation engaged Virchow, Krause & Company, LLP (Virchow Krause) as the
Company's independent registered public accounting firm commencing immediately.
As part of its engagement, Virchow Krause will review the financial statements contained in our Form 10-Q's filed during the remainder of 2006 (including the Form 10-Q for the quarter ended June 30, 2006) and audit our financial statements for the year ended December 31, 2006. Our prior independent registered public accounting, firm, BDO Seidman, LLP, resigned on May 9, 2006.

During the two most recent fiscal years and through July 26, 2006, we did not consult Virchow Krause with respect to (i) the application of accounting principles to any transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a) (1)
(iv) of Regulation S-K) or a reportable event (as described in Item 304(a) (1)
(v) of Regulation S-K). Attached and incorporated herein by reference as Exhibit
99.1 is a copy of the press release issued by us on July 26, 2006 announcing the engagement of Virchow Krause.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (C)  The following exhibit is being furnished herewith:

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
Exhibit Number   Exhibit Description
--------------   -------------------
     99.1        Press Release of Agree Realty Corporation dated July 27, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        /s/ Kenneth R. Howe
                                        ----------------------------------------
                                        Vice President, Finance,
                                        Chief Financial Officer

DATED: July 27, 2006

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                                  EXHIBIT INDEX

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
Exhibit Number   Description
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
     99.1        Press Release of Agree Realty Corporation dated July 27, 2006